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                       SECURITIES AND EXCHANGE COMMISSION


                                  UNITED STATES


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    DECEMBER 22, 2004
                                                         -----------------


                              INTERMET CORPORATION

             (Exact name of registrant as specified in its charter)

            GEORGIA                      0-13787                 58-1563873
            -------                      -------                 ----------
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

         5445 CORPORATE DRIVE, SUITE 200                          48098-2683
                  TROY, MICHIGAN                                  ----------
                  --------------
     (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number including area code:        (248) 952-2500
                                                               --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 -- Entry Into A Material Definitive Agreement

As previously disclosed, on September 20, 2004, the board of directors of INTERMET Corporation adopted an Employee Retention Plan (the "Original Plan"). On December 8, 2004, INTERMET's board approved the terms of an Amended and Restated Key Employee Retention Plan (the "Amended Plan"), subject to final approval by the U.S. Bankruptcy Court for the Eastern District of Michigan. The Bankruptcy Court approved the Amended Plan on December 22, 2004. The Amended Plan is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

The Original Plan provided for the payment of stay bonuses to certain key employees of INTERMET, as identified by the board, if those employees continue their employment with the Company through December 31, 2005. In the Original Plan, the amount of a participant's potential bonus was calculated based on a percentage of that participant's annual base salary. The Amended Plan retains these provisions. Additionally, the Amended Plan links the timing of the payment of bonuses and the calculation of bonus amounts to the consummation of either a plan of reorganization or a sale of any substantial portion of the North American assets or business of the Company as a going concern. Under the terms of the Amended Plan, the maximum amount of stay bonuses payable is approximately $6.4 million. The timing and amount of stay bonus payments will be calculated based on whether such plan of reorganization or sale of the Company (i) is consummated on or before June 30, 2005, (ii) is consummated after June 30, 2005 but on or before December 31, 2005 or (iii) is not consummated by December 31, 2005.

The Amended Plan also provides for severance benefits under certain conditions (as described in the Amended Plan), setting forth for certain participants a percentage of base salary to be used to calculate the amount of severance payments. Other participants are entitled to severance benefits as provided in the Company's existing salaried employee severance plan.

All payments under the Amended Plan are payable in cash.

Ninety-four INTERMET employees are currently designated by the board as participants in the plan, including the Company's executive officers.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits:

The following exhibit is being filed herewith:

     10.1  INTERMET Corporation Amended and Restated Key Employee Retention
Plan.

                                       2

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERMET CORPORATION

December 23, 2004                  By:  /s/ Alan J. Miller
                                            Alan J. Miller
                                            Vice President, General Counsel and
                                            Assistant Secretary


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                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

10.1                    Amended and Restated Key Employee Retention Plan